UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2007

(February 8, 2007)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Index to Exhibits on Page 7

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Peoples Bancorp Inc. 2006 Equity Plan

On February 8, 2007, the Board of Directors of Peoples Bancorp Inc. ("Peoples"), upon the recommendation of the Compensation Committee, amended Section 5.7(b) of the Peoples Bancorp Inc. 2006 Equity Plan (as amended, the "2006 Plan") in order to conform the definition of a stock appreciation right under the 2006 Plan with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended. A copy of the Peoples Bancorp Inc. 2006 Equity Plan as in effect prior to the February 8, 2007 amendment was filed as Exhibit 10(a) to Peoples' Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006. A copy of the Second Amendment to the Peoples Bancorp Inc. 2006 Equity Plan adopted on February 8, 2007 is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by this reference.

Grant of Restricted Shares and SARs to Executive Officers

On February 13, 2007, Peoples granted restricted common shares ("Restricted Shares") and stock appreciation rights ("SARs") to each of the executive officers of Peoples pursuant to the 2006 Plan. The terms of the Restricted Shares and the SARs, including the grant date of February 13, 2007, had been approved by the Compensation Committee of Peoples' Board of Directors at a meeting held on February 8, 2007. The aggregate economic value of the awards granted to each executive officer was based on the executive officer's individual performance as well as the performance of Peoples for the fiscal year ended December 31, 2006, with the number of Restricted Shares and the number of SARs determined so as to reflect an equal economic value for each type of award.

The following table summarizes the number of common shares underlying each grant:

Name of Executive Officer	Number of Common Shares Underlying Restricted Shares	Number of Common Shares Underlying SARs

Mark F. Bradley	487	1,707
Larry E. Holdren	219	767
Donald J. Landers	192	673
Carol A. Schneeberger	268	938
David T. Wesel	372	1,303
Joseph S. Yazombek	412	1,444

Restricted Shares

The Restricted Shares are subject to the terms of the 2006 Plan as well as the terms and conditions prescribed by the Compensation Committee and evidenced by the applicable award agreement. The form of Restricted Stock Award Agreement which evidences the Restricted Shares granted on February 13, 2007 and will evidence future grants of Restricted Shares under the 2006 Plan is included with this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference. The following summary of the Restricted Shares is qualified by reference to the 2006 Plan and the form of Restricted Stock Award Agreement.

The Restricted Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by an executive officer until the restriction period lapses. Generally, the restrictions on the Restricted Shares will lapse and the Restricted Shares will become fully vested on the third anniversary of the grant date. However, if an executive officer's employment is terminated due to "retirement" (as defined in the 2006 Plan), death or "disability" (as defined in the 2006 Plan), the restrictions on his or her Restricted Shares will lapse on the termination date. If an executive officer's employment is terminated for "cause" (as defined in the 2006 Plan) or for any reason other than due to retirement, death or disability, any non-vested Restricted Shares will be forfeited on the termination date. The 2006 Plan contains special provisions governing the effect of a "change in control" of Peoples (as defined in the 2006 Plan) on the vesting of outstanding Restricted Shares, which provisions are described in the section captioned "I. Approval of Peoples Bancorp Inc. 2006 Equity Plan by Shareholders – Change in Control" within "Item 1.01. Entry into a Material Definitive Agreement" of the Current Report on Form 8-K filed by Peoples on April 14, 2006.

Each executive officer will have the right to vote the common shares underlying the Restricted Shares and will be entitled to receive dividends paid with respect to the underlying common shares; however, if any dividends are paid in common shares of Peoples, those common shares will be subject to the same restrictions on transfer as the Restricted Shares with respect to which they were issued.

SARs

The SARs are subject to the terms of the 2006 Plan as well as the terms and conditions prescribed by the Compensation Committee and evidenced by the applicable award agreement. The form of SAR Agreement which evidences the SARs granted on February 13, 2007 and will evidence future grants of SARs under the 2006 Plan is included with this Current Report on Form 8-K as Exhibit 10.3 and incorporated herein by reference. The following summary of the SARs is qualified by reference to the 2006 Plan and the form of SAR Agreement.

The exercise price of each SAR is $29.25 per share, which was the closing price of Peoples' common shares on the NASDAQ Global Select Market on the February 13, 2007 grant date.

Generally, the SARs will become vested and exercisable on the third anniversary of the grant date. However, if an executive officer's employment is terminated due to death, disability or retirement, his or her SARs will become fully vested and exercisable and may be exercised by the executive officer (or following the executive officer's death, his or her personal representative) for a period of one year after the termination date, subject to the stated term of the SARs. If an executive officer's employment is terminated for cause, his or her SARs (whether or not vested) will be forfeited. If an executive officer's employment is terminated for any reason other than death, disability, retirement or discharge for cause, the unvested portion of his or her SARs will be forfeited and the vested portion may be exercised for a period of three months after the termination date, subject to the stated term of the SARs.

The 2006 Plan contains special provisions governing the effect of a change in control of Peoples on outstanding SARs, which provisions are described in the section captioned "I. Approval of Peoples Bancorp Inc. 2006 Equity Plan by Shareholders - Change in Control" within "Item 1.01. Entry into a Material Definitive Agreement" of the Current Report on Form 8-K filed by Peoples on April 14, 2006.

Upon exercise of all or a portion of his or her SARs, an executive officer will receive a number of common shares equal to the quotient of: (a) the product of (i) the amount by which the closing price of Peoples' common shares on the NASDAQ Global Select Market on the date of exercise exceeds the exercise price, multiplied by (ii) the number of common shares for which the SARs are being exercised, divided by (b) the closing price of Peoples' common shares on the date of exercise. Any fractional common shares subject to the SARs will be settled in cash.

Item 9.01. Financial Statements and Exhibits.

(a)	(c)	Not applicable.
(d)	Exhibits:

Exhibit No.	Description

10.1	Second Amendment to the Peoples Bancorp Inc. 2006 Equity Plan adopted on February 8, 2007

10.2

Form of Peoples Bancorp Inc. 2006 Equity Plan Restricted Stock Award Agreement for Employees used and to be used to evidence awards of restricted stock granted and to be granted to employees of Peoples Bancorp Inc. under the Peoples Bancorp Inc. 2006 Equity Plan on and after February 13, 2007

10.3

Form of Peoples Bancorp Inc. 2006 Equity Plan SAR Agreement for Employees used and to be used to evidence awards of stock appreciation rights granted and to be granted to employees of Peoples Bancorp Inc. and its subsidiaries under the Peoples Bancorp Inc. 2006 Equity Plan on and after February 13, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	February 14, 2007	By:/s/	MARK F. BRADLEY
Mark F. Bradley
President and Chief Executive Officer

Peoples Bancorp Inc.

Current Report on Form 8-K

Dated February 14, 2007

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Second Amendment to the Peoples Bancorp Inc. 2006 Equity Plan adopted on February 8, 2007

10.2

Form of Peoples Bancorp Inc.

2006 Equity Plan Restricted

Stock Award Agreement for Employees used and to be used to evidence awards of restricted stock granted and to be granted to employees of Peoples Bancorp Inc. and its subsidiaries under the Peoples Bancorp Inc. 2006 Equity Plan on and after February 13, 2007

10.3

Form of Peoples Bancorp Inc. 2006 Equity Plan SAR Agreement for Employees used and to be used to evidence awards of stock appreciation rights granted and to be granted to employees of Peoples Bancorp Inc. and its subsidiaries under the Peoples Bancorp Inc. 2006 Equity Plan on and after February 13, 2007

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